ALLEN ORGAN COMPANY


Exhibit 99.3


Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Annual Report of Allen Organ Company (the "Company") on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathan S. Eckhart, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350 as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1.   The Report fully complies with the requirements of
  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/NATHAN S. ECKHART
Nathan S. Eckhart
Chief Financial Officer
March 24, 2003